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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WPS Resources Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPS RESOURCES CORPORATION
700 North Adams Street, P. O. Box 19001, Green Bay, Wisconsin 54307-9001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2006

The WPS Resources annual meeting will be held on Thursday, May 18, 2006, at 10 a.m., Central daylight time, at the Weidner Center, on the campus of the University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Our shareholders are asked to vote to:

  1.
  Elect Kathryn M. Hasselblad-Pascale, William F. Protz, Jr. and Larry L. Weyers to three-year terms on the Board of Directors or until their successors have been duly elected;

  2.
  Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006; and

  3.
  Transact any other business properly brought before the annual meeting and any adjournment or postponement thereof.

If you held shares in WPS Resources at the close of business on March 23, 2006, you are entitled to vote at the annual meeting.

You may vote your shares over the Internet at www.voteproxy.com, by calling toll-free (800) 776-9437, by completing and mailing the enclosed proxy card, or in person at the annual meeting. We request that you vote in advance whether or not you attend the annual meeting. You may revoke your proxy at any time prior to the vote at the annual meeting and vote your shares in person at the meeting or by using any of the voting options provided. Please review the proxy statement and follow the directions closely in exercising your vote.

WPS RESOURCES CORPORATION

BARTH J. WOLF Secretary and Manager - Legal Services

Green Bay, Wisconsin
April 7, 2006

The board of directors solicits the enclosed proxy. Your vote is important no matter how large or small your holdings. To assure your representation at the meeting, please complete, sign exactly as your name appears, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or use one of the alternative voting options provided.

2006 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
TABLE OF CONTENTS

i

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and proxy card are being mailed to shareholders on or about April 7, 2006, and are furnished in connection with the solicitation of proxies by the board of directors of WPS Resources Corporation.

FREQUENTLY ASKED QUESTIONS

Q:
Why have I received these materials?

A:
All WPS Resources' shareholders were sent these proxy materials. You are asked to elect three members to the board of directors, ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006 and vote on any other business that may be properly brought before the annual meeting.

Q:
Who can attend the annual meeting?

A:
Anyone who is a shareholder as of the close of business on March 23, 2006, may attend the annual meeting and vote.

Q:
How are directors elected?

A:
A plurality of votes cast at the annual meeting is required to elect directors (assuming a quorum is present). Three directors will be elected at the annual meeting. "Plurality" means the three individuals who receive the largest number of votes will be elected as directors. Shares not voted at the annual meeting will not affect the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Abstentions, broker non-votes and votes withheld will be treated as shares not voted.

Q:
What constitutes a quorum?

A:
A quorum is the number of shares that must be voted at a meeting to lawfully conduct business. Votes of a majority of the shares entitled to vote constitute a quorum. As of the record date of March 23, 2006, a total of 40,242,247 shares were eligible to vote. Votes of 20,121,124 shares will constitute a quorum.

Q:
What are the items to be voted on?

A:
Items you are asked to vote on are the election of three directors and ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006. Additional matters may be voted on at this annual meeting if they are properly presented at the meeting.

Q:
What happens if additional proposals are presented at the meeting?

A:
Our By-laws require advance notice of any matter to be brought before the annual meeting. We have not received any notice. Therefore, we are not required to present any other issues at the meeting. Additional issues may be presented at the discretion of WPS Resources. If an additional proposal is brought up, the shares represented by proxy will be voted in accordance with the discretionary judgment of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

Q:
Who tabulates the votes?

A:
Our independent transfer agent, American Stock Transfer & Trust Company, tabulates the votes.

Q:
Is my vote confidential?

A:
Yes. American Stock Transfer & Trust Company will hold your vote in confidence. Whether you vote your shares by Internet, telephone or mail, your vote will be received directly by American Stock Transfer & Trust Company. American Stock Transfer & Trust Company will serve as inspector, count all the proxies or ballots submitted and report the vote at the annual shareholder meeting on May 18, 2006.

Q:
Do I need to attend the annual meeting in order to vote?

A:
No. You can vote at any time prior to the annual meeting by using the Internet, by telephone or by returning the completed proxy card in the enclosed envelope. You may also vote in person by submitting your proxy card at the annual meeting.

Q:
Who can vote?

A:
Anyone who owned WPS Resources common stock as of the close of business on March 23, 2006, can vote. Each share is entitled to one vote.

Q:
How do I vote?

A:
You may vote your shares by any of four methods:

  1)
  Over the Internet at www.voteproxy.com,

  2)
  Over the telephone by calling toll-free (800) 776-9437,

  3)
  Through the mail by returning your completed, signed and dated proxy card in the enclosed prepaid envelope, or

  4)
  In person at the annual meeting.

  Instructions to vote your shares over the Internet or telephone are provided on your proxy card. Your completed proxy will be voted according to your instructions. If you return an incomplete proxy card, your proxy will be voted FOR the election of Kathryn M. Hasselblad-Pascale, William F. Protz, Jr. and Larry L. Weyers and FOR the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006. You have the right to change your vote any time before the meeting by:

    1)
    Notifying us in writing,

    2)
    Revoting over the Internet or telephone,

    3)
    Voting in person at the annual meeting, or

    4)
    Returning a later-dated proxy card.

  By voting your shares, you also authorize your shares to be voted on any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting in accordance with the judgment of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

  You may vote over the Internet or telephone until midnight Eastern time on May 17, 2006.

Q:
Do I need to return the proxy card if I vote over the Internet or telephone?

A:
No. If you vote your proxy over the Internet or telephone, you should not mail your proxy card, unless you want to change your vote. If you return your proxy card after voting over the Internet or telephone, it will be counted as if you intended to change your vote.

Q:
If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
If your shares are held in a brokerage account, you will receive a full meeting package including a voting instruction form to vote your shares. Your brokerage firm may permit you to vote by the Internet or by telephone. Brokerage firms have the authority under New York Stock Exchange rules to vote their client's unvoted shares on certain routine matters. If you do not vote, your brokerage firm may choose to vote for you on the election of three directors and ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006 or they may leave your shares unvoted.

Q:
What are the Board of Directors' voting recommendations?

A:
The board recommends shareholders vote FOR the election of all of the proposed directors and FOR ratification of the selection of Deloitte & Touche as the independent registered public accounting firm for 2006.

Q:
What if I receive more than one proxy card?

A:
If you receive more than one proxy card this means your shares are in more than one account. Please vote all the shares that you own. If you would like to consolidate your accounts and receive only one proxy card in the future, please contact our transfer agent, American Stock Transfer & Trust Company, at (800) 236-1551 or www.amstock.com.

Q:
How are shares in the Employee Stock Ownership Plan Trust voted?

A:
If you own stock in the Wisconsin Public Service Employee Stock Ownership Plan, you may vote your shares by any of the following three methods:

  1)
  Over the Internet at www.voteproxy.com,

  2)
  Over the telephone by calling toll-free (800) 776-9437, or

  3)
  Through the mail by returning your completed, signed and dated proxy card in the enclosed prepaid envelope.

  Your vote must be received by May 16, 2006 to be voted at the annual meeting. Stock owned in the Wisconsin Public Service Employee Stock Ownership Plan, may NOT be voted in person at the annual meeting.

  American Stock Transfer & Trust Company will tabulate the ESOP vote. The results of the vote received from ESOP participants will serve as voting instructions to the plan trustee. The trustee of the plan, as of the record date, is Wells Fargo Bank N.A. The trustee will vote the plan shares as instructed by plan participants. The trustee will not vote any proxy not voted by participants. American Stock Transfer and Wells Fargo will keep how you vote your shares confidential.

Q:
How can a shareholder communicate with the Board of Directors directly?

A:
Any shareholder may communicate with the board of directors (or an individual director serving on the board of directors) by sending written communications, addressed to any director or to the board of directors as a group, in care of WPS Resources' Corporate Secretary, WPS Resources Corporation, 700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001. The Corporate Secretary will ensure that this communication (assuming it is properly marked to the board of directors or a specific director) is delivered to the board of directors or the specified director, as the case may be. However, the Corporate Secretary will not forward commercial advertisements or other forms of solicitation.

Q:
When are shareholder proposals due to be included in the proxy for the 2007 annual meeting?

A:
Shareholder proposals must be received in writing by December 8, 2006, to be included in next year's proxy statement. Proposals should be submitted to Barth J. Wolf, Secretary and Manager -Legal Services, WPS Resources Corporation, P. O. Box 19001, Green Bay, Wisconsin 54307-9001.

Q:
How can I help reduce costs for WPS Resources?

A:
You can help WPS Resources reduce costs by subscribing to electronic delivery of your annual report, proxy statement and other shareholder communications. If you subscribe to this free service, you will receive future copies of WPS Resources' annual reports, proxy statements and other shareholder communications over the Internet. You will receive the material quicker, reduce costs for WPS Resources and help the environment. Subscribers will receive an e-mail when the annual report, proxy statement and other material become available. This would be no later than the day WPS Resources mails the paper documents. The e-mail will provide you with instructions to access the documents over the Internet.

Q:
How can I subscribe to electronic delivery of annual reports and proxy statements?

A:
You can subscribe to electronic delivery of future annual reports, proxy statements and other shareholder communications over the Internet when you vote your proxy or by going directly to www.voteproxy.com. When you reach the Web page:

  •
  Click on "Account Access,"

  •
  Have the proxy card you received in hand and follow the instructions on the screen,

  •
  Click on "submit,"

  •
  Click on "Receive Company Mailings via e-mail,"

  •
  Provide your e-mail address and

  •
  Click on "go."

Q:
Where can I find voting results from the meeting?

A:
The annual meeting voting results will be published in the Form 10-Q for the second quarter of 2006, available no later than August 9, 2006, on WPS Resources' Web site (www.wpsr.com), under "Investor Information" and then select "SEC Filings."

Q:
May I review the presentation made at the meeting if I can't attend?

A:
Yes. The speech from our chief executive officer will be posted on WPS Resources' Web site under "Investor Information" and then "Presentations."

ELECTION OF DIRECTORS

Our board of directors is currently made up of nine directors. The nine directors are divided into three classes. Each year one class of directors is elected to a three-year term.

Individuals nominated for election are:

Class C — Term Expiring in 2006

Name	Age	Principal Occupation	Director Since
Kathryn M. Hasselblad-Pascale	57	Managing Partner Hasselblad Machine Company, LLP Green Bay, WI (Manufacturer of automatic screw machine products) 1999 - present	1987
William F. Protz, Jr.	61	Retired 2005 - present	2001
		Consultant Santa's Best, LLP Northfield, IL (Manufacturer and supplier of Christmas decorations and accessories) 2003 - 2005
		President and Chief Executive Officer Santa's Best, LLP 1991 - 2003
Larry L. Weyers	60	Chairman, President and Chief Executive Officer WPS Resources Corporation Green Bay, WI 1998 - present	1996

The board of directors has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve, the shares represented by proxies solicited by the board will be voted for the election of another person the board may recommend.

The board of directors recommends a vote "FOR" the election to the board of each of the foregoing nominees.

Current directors not standing for election this year are:

Class A — Term Expiring in 2007

Name	Age	Principal Occupation	Director Since
Richard A. Bemis	64	President and Chief Executive Officer Bemis Manufacturing Company Sheboygan Falls, WI (Manufacturer of toilet seats, contract plastics and wood products) 1998 - present	1983
Ellen Carnahan	50	Managing Director William Blair Capital Partners, LLC Chicago, IL (Investment firm) 1988 - present	2003
Robert C. Gallagher	67	Chairman Associated Banc-Corp. Green Bay, WI (Diversified multi-bank holding company) 2003 - present	1992
		President and Chief Executive Officer Associated Banc-Corp. 2000 - 2003

Class B — Term Expiring in 2008

Name	Age	Principal Occupation	Director Since
Albert J. Budney, Jr.	58	Retired 2002 - Present	2002
		Director and President Niagara Mohawk Holdings, Inc. Syracuse, NY (Holding company for electric and gas operations) 1999 - 2002
James L. Kemerling	66	Chairman and Chief Executive Officer Award Hardwood Floors, LLP Wausau, WI 2003 - present (Manufacturer of hardwood flooring)	1988
		President and Chief Executive Officer Riiser Oil Company, Inc. Wausau, WI (Distributor of petroleum products) 1999 - present
John C. Meng	61	Chairman of the Board Schreiber Foods, Inc. Green Bay, WI (Manufacturer of cheese products) 1999 - present	2000

On February 9, 2006, the board of directors reviewed the business and other relationships of all directors of WPS Resources. The board affirmatively determined that all non-management directors are independent as defined in the New York Stock Exchange listing standards, meet the independence standards adopted by the board of directors (set forth below) and have no other material relationships with WPS Resources. In addition, James L. Kemerling, Albert J. Budney, Jr., Ellen Carnahan and William F. Protz, Jr. meet additional independence standards for audit committee members.

Categorical Independence Standards for Directors

  A director who at all times during the previous three years has met all of the following categorical standards shall be presumed to be independent:

    1.
    WPS Resources has not employed the director, and has not employed (except in a non-executive officer capacity) any of his or her immediate family members. Employment as an interim Chairman or Chief Executive Officer shall not disqualify a director from being considered independent following that employment.

    2.
    Neither the director, nor any of his or her immediate family members, has received more than $100,000 per year in direct compensation from WPS Resources, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Chairman or Chief Executive Officer need not be considered in determining independence under this test. Compensation received by an immediate family member for service as a non-executive employee of WPS Resources need not be considered in determining independence under this test.

    3.
    The director has not been employed by, or affiliated with WPS Resources' present or former internal or external auditor, nor have any of his or her immediate family members been so employed or affiliated (except in a non-professional capacity).

    4.
    Neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which any of WPS Resources' present executives serve on the compensation (or equivalent) committee of another company that employs the director or any of his or her immediate family members in an executive officer capacity.

    5.
    Neither the director, nor any of his or her immediate family members (except in a non-executive officer capacity), has been employed by a company that makes payments to, or receives payments from, WPS Resources for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2 percent of such other company's consolidated gross revenues.

    6.
    Neither the director, nor any of his or her immediate family members, has been an employee, officer or director of a foundation, university or other non-profit organization to which WPS Resources gives directly, or indirectly through the provision of services, more than $1 million per annum or 2 percent of the total annual donations received (whichever is greater).

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected the firm of Deloitte & Touche LLP, independent registered public accounting firm, to audit the consolidated financial statements of WPS Resources and its subsidiaries for the year ending December 31, 2006, as well as its internal control over financial reporting as of December 31, 2006 and requests that the shareholders ratify such selection. If shareholders do not ratify the selection of Deloitte & Touche LLP, the audit committee will reconsider the selection.

Audit services provided by Deloitte & Touche in 2005 included the audit of consolidated financial statements of WPS Resources and its subsidiaries; reviews of interim consolidated financial information; audit of management's assessment that WPS Resources maintained effective internal control over financial reporting and WPS Resources' internal control over financial reporting as of December 31, 2005 and consultations on matters related to accounting and financial reporting.

Deloitte & Touche also provided certain audit related and nonaudit services to WPS Resources and its subsidiaries during 2005, which were reviewed by the audit committee and are more fully described later in this proxy statement.

Representatives of Deloitte & Touche are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

Assuming a quorum is present at the annual meeting, to ratify the Audit Committee's selection of Deloitte & Touche as the independent registered public accounting firm for 2006, the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to it. Abstentions and broker non-votes will be counted as present in determining whether there is a quorum; however, they will not constitute a vote "for" or "against" ratification, and will be disregarded in the calculation of "votes cast." A "broker non-vote" occurs when a broker submits a proxy card with respect to shares that the broker holds on behalf of another person, but declines to vote on a particular matter, either because the broker elects not to exercise its discretionary authority to vote on the matter or does not have authority to vote on the matter.

The board of directors recommends a vote "FOR" the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006.

BOARD COMMITTEES

Committee Membership

The following table lists the board committees, their members as of December 31, 2005, and the number of board and board committee meetings in 2005.

2005 Board Committees

Director (*Chairman)	Board	Audit	Compensation	Financial	Governance

Richard A. Bemis	X		X	X

Albert J. Budney, Jr.	X	X			X*

Ellen Carnahan	X	X		X

Robert C. Gallagher	X			X*	X

Kathryn M. Hasselblad-Pascale	X			X	X

James L. Kemerling	X	X*

John C. Meng	X		X*

William F. Protz, Jr.	X	X	X

Larry L. Weyers	X*

Meetings in 2005	10	8	4	7	4

In 2005, all directors attended a minimum of 75 percent of the aggregate number of (1) all board meetings and (2) their assigned committee meetings. Under WPS Resources' Corporate Governance Guidelines all directors are expected to attend the annual meeting of shareholders. All directors attended the 2005 annual meeting.

The board of directors selected Robert C. Gallagher, to serve as lead director, for a one-year term, effective January 1, 2006. As lead director, Mr. Gallagher will preside at all executive sessions of the non-management directors. An executive session of non-management directors (without management present) is held at each regularly scheduled board meeting with the lead director presiding. Any shareholder wishing to communicate with the lead director may contact Mr. Gallagher by sending a written communication, addressed to the lead director, care of WPS Resources' Corporate Secretary, WPS Resources Corporation, 700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001. The corporate secretary will ensure that this communication (assuming it is properly marked to the lead director) is delivered to Mr. Gallagher. However, the Corporate Secretary will not forward commercial advertisements or other forms of solicitation.

Other directorships held by our directors, in any company registered under or subject to the Securities Exchange Act of 1934, include the following:

  Richard A. Bemis - W. H. Brady Company, Milwaukee, WI

  Robert C. Gallagher - Associated Banc-Corp, Green Bay, WI

  John C. Meng - Associated Banc-Corp, Green Bay, WI

Audit Committee

At December 31, 2005, the audit committee consisted of four independent directors of WPS Resources: James L. Kemerling - Chairman, Albert J. Budney, Jr., Ellen Carnahan and William F. Protz, Jr. On May 19, 2005, James L. Kemerling replaced Richard A. Bemis as the Chairman of the Audit Committee. The WPS Resources board of directors has determined that all four members meet audit committee financial expert requirements as defined by the Securities and Exchange Commission ("SEC"). None of the members of the WPS Resources audit committee are members of any other public company's audit committee.

WPS Resources' securities are listed on the New York Stock Exchange and are governed by its listing standards. All members of the audit committee meet the independence standards of Section 303.01(B)(2) and (3) of the listing standards of the New York Stock Exchange and Section 10A-3 and Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. In compliance with NYSE listing standards, in 2005 the audit committee received an annual report of the independent auditors regarding the internal control over financial reporting of WPS Resources.

The audit committee is directly responsible for the selection, compensation and oversight of Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche reports directly to the audit committee. The committee is responsible to oversee the resolution of any disagreements between Deloitte & Touche and management.

A written charter defining the responsibilities of the audit committee has been adopted.

The information contained in this proxy statement with respect to the audit committee charter and the independence of the members of the audit committee shall not to be deemed to be "soliciting material" or deemed to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

Principal Fees and Services Paid to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to WPS Resources and Wisconsin Public Service by Deloitte & Touche LLP for professional services performed for 2005 and 2004:

Fees	2005	2004

Audit Fees (a)	$2,169,279	$2,050,083

Audit Related Fees (b)	80,250	197,415

Tax Fees	0	0

All Other Fees (c)	19,523	14,345

Total Fees	$2,269,052	$2,261,843

a)
Audit Fees. Consists of aggregate fees billed to WPS Resources and Wisconsin Public Service by Deloitte & Touche LLP for professional services rendered for the audits of the annual consolidated financial statements, reviews of the interim consolidated financial statements included in quarterly reports and audits of the effectiveness of, and management's assessment of the effectiveness of, internal control over financial reporting, of WPS Resources and its subsidiaries. Audit fees also include services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, including comfort letters, consents and other services related to SEC matters, and consultations arising during the course of the audits and reviews concerning financial accounting and reporting standards.

b)
Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements or internal control over financial reporting and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with potential transactions, and consultations concerning financial accounting and reporting standards.

c)
All Other Fees. Consists of other fees billed to WPS Resources and Wisconsin Public Service by Deloitte & Touche LLP for products and services other than the services reported above. All Other Fees are for software licensing provided in 2005 and 2004. The nature of the software license fees, which include support and learning services, have been deemed to be permissible non-attest services.

In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent registered public accounting firm and WPS Resources' management and determined that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as those of the American Institute of Certified Public Accountants.

The audit committee has approved in advance 100% of the services described in the table above under "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" in accordance with its pre-approval policy.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

The audit committee will annually pre-approve a list of select services and a maximum fee per engagement for these services that would not require management to obtain specific approval from the committee on an individual basis. Other services (not on the pre-approved list or individual engagements for services on the pre-approved list that exceed the dollar limit) would require additional approval of the audit committee. If pre-approval is necessary between audit committee meetings the audit committee chairman, or his designated alternate may provide approval. The audit committee may specifically delegate its pre-approval authority to the chairman and any audit committee member designated as an alternate. Approvals provided by any member to whom authority is delegated must be presented to the full audit committee at its next scheduled meeting. WPS Resources' external auditors are absolutely prohibited from performing certain non-audit services, including:

  •
  Bookkeeping or other services related to the accounting records or financial statements;

  •
  Financial information systems design and implementation;

  •
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  •
  Actuarial services;

  •
  Internal audit outsourcing services;

  •
  Management functions or human resources;

  •
  Broker-dealer, investment advisor or investment banking services;

  •
  Legal and expert services unrelated to the audit; and

  •
  Other services the Public Company Accounting Oversight Board chooses to prohibit.

Compensation Committee

The compensation committee consists of three independent directors as defined in the New York Stock Exchange listing standards. Current members are John C. Meng - Chairperson, Richard A. Bemis and William F. Protz, Jr. Its function is to evaluate the performance of the Chief Executive Officer, define and establish executive compensation strategy for WPS Resources and recommend to the board compensation, bonuses and benefits for the Chief Executive Officer, executive officers and other key employees.

Financial Committee

The financial committee consists of four independent directors. Current members are Robert C. Gallagher - Chairman, Richard A.Bemis, Ellen Carnahan and Kathryn M. Hasselblad-Pascale. The committee acts in an advisory and consulting capacity to management regarding capitalization, dividend and investment policies and other financial matters. The committee also provides assistance to the board of directors relating to financing strategy, financial policies and financial condition of WPS Resources.

Governance Committee

The governance committee consists of three independent directors, as defined in the New York Stock Exchange listing standards. Current members are Albert J. Budney, Jr. - Chairman, Robert C. Gallagher and Kathryn M. Hasselblad-Pascale.

The committee provides oversight on the broad range of issues surrounding composition, operation and compensation of the board of directors, identifying and recommending individuals qualified to become board members, and recommending corporate governance guidelines for WPS Resources to the board of directors. The governance committee will consider individuals recommended by shareholders for nomination as a director. Recommendations for consideration by the governance committee should be sent to the Corporate Secretary, WPS Resources Corporation, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, together with appropriate biographical information concerning each proposed nominee. As provided in the WPS Resources By-laws, any proposed nominees and appropriate biographical information must be submitted to the Corporate Secretary between January 27, 2007 and February 21, 2007, for consideration at the 2007 annual meeting. For more detailed information regarding the process to submit an individual for consideration as a director nominee and the qualifications necessary to become a director of WPS Resources, shareholders should review our By-laws, corporate governance guidelines and the governance committee charter.

In identifying potential nominees and determining which nominees to recommend to the board of directors, the governance committee may retain the services of a professional search firm or other third party advisor. In connection with each vacancy, the committee will develop a specific set of ideal characteristics for the vacant director position. The committee will look at nominees it identifies and any nominees identified by shareholders on an equal basis using these characteristics and the general criteria identified below.

The governance committee selects nominees on the basis of knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the committee considers appropriate in the context of the needs of the board of directors at that time. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. When considering nominees, the committee seeks to ensure that the board of directors as a whole possesses, and individual members possess at least one of the following competencies: (1) accounting and finance, (2) business judgment, (3) management, (4) industry knowledge, (5) leadership and (6) strategy/vision. In addition, the governance committee assures that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert." The committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In screening director nominees, the committee will review potential conflicts of interest, including interlocking directorships and substantial business, civic and social relationships with other members of the board of directors that could impair the prospective nominee's ability to act independently.

AVAILABLE CORPORATE GOVERNANCE INFORMATION

WPS Resources' By-laws, code of conduct, corporate governance guidelines and charters of all board committees may be accessed on the WPS Resources web site, www.wpsr.com under "Investor Information" then select "Corporate Governance." Copies can also be obtained by writing to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001.

BOARD COMPENSATION

In 2005, each non-management director received:

  •
  A $20,000 annual retainer,

  •
  $1,000 for each board meeting attended,

  •
  $1,000 for each board committee meeting attended,

  •
  $500 for each telephonic board or board committee meeting attended,

  •
  $5,000 to serve as lead director,

  •
  $5,000 for each board committee chairmanship held and

  •
  729 deferred stock units of WPS Resources common stock under terms of the WPS Resources Deferred Compensation Plan. The market price of a share of WPS Resources common stock on the date of the grant was $54.85. The total value of the grant to each director was $40,000. Additional deferred stock units are granted at each dividend date to reflect an equivalent dividend paid on WPS Resources common stock.

In addition, directors are compensated for expenses incurred to attend board and committee meetings.

Employee directors receive no compensation for serving as directors.

The compensation committee of the board of directors of WPS Resources has adopted stock ownership guidelines for directors to emphasize the importance of linking director and shareholder interests. The target level for stock ownership of directors is five times their annual retainer, including stock based compensation. The directors are encouraged to meet this requirement within a five-year period.

OWNERSHIP OF VOTING SECURITIES

Beneficial Ownership

Based on WPS Resources' records and filings made with the SEC, we are not aware of any shareholder with beneficial ownership of five percent or more of our common stock. The following table indicates the shares of our common stock and stock options beneficially owned by our executive officers and directors as of March 15, 2006.

	Amount and Nature of Shares Beneficially Owned March 15, 2006

Name and Title	Aggregate Number of Shares Beneficially Owned (7)	Number of Shares Subject to Stock Options	Percent of Shares

Richard A. Bemis Director	13,570	3,000	*

Albert J. Budney, Jr. (1) Director	4,095	0	*

Ellen Carnahan Director	5,152	0	*

Robert C. Gallagher Director	18,431	0	*

Kathryn M. Hasselblad-Pascale (2) Director	14,788	3,000	*

James L. Kemerling (3) Director	10,136	3,000	*

John C. Meng (4) Director	51,306	3,000	*

William F. Protz, Jr. (5) Director	158,395	0	*

Larry L. Weyers Director Chairman, President and Chief Executive Officer WPS Resources Corporation	386,104	311,636	*

Phillip M. Mikulsky Executive Vice President - Development WPS Resources Corporation	97,416	64,818	*

Mark A. Radtke President WPS Energy Services, Inc.	71,187	54,785	*

Joseph P. O'Leary Senior Vice President and Chief Financial Officer WPS Resources Corporation	66,347	56,443	*

Daniel J. Verbanac Chief Operating Officer WPS Energy Services, Inc.	36,835	26,454	*

All 20 directors and executive officers as a group (6)	1,166,466	679,686	2.9%

*
Less than one percent of WPS Resources outstanding shares of common stock.

None of the persons listed beneficially owns shares of any other class of our equity securities.

  (1)
  Includes 800 shares owned by spouse.

  (2)
  Includes 3,423 shares owned by spouse.

  (3)
  Includes 800 shares held in an individual retirement account.

  (4)
  Includes 21,600 shares held in a charitable revocable trust.

  (5)
  Includes 123,841 shares held in two trusts for which Mr. Protz is the trustee and in which his spouse is a 1/16th beneficiary. As trustee, Mr. Protz controls the voting of the shares and can direct the trust to sell or retain the shares. Also includes 28,428 shares owned by spouse.

  (6)
  Includes 206,157 shares held in joint tenancy, by spouses, as trustee or held as custodian for children.

  (7)
  Aggregate number of shares beneficially owned includes shares and share equivalents of common stock held in the Employee Stock Ownership Plan and Trust, the Wisconsin Public Service Corporation Deferred Compensation Trust and all stock options, which are exercisable within 60 days of March 15, 2006. Each director or officer has sole voting and investment power with respect to the shares reported, unless otherwise noted. No voting or investment power exists related to the stock options reported until exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of changes in ownership of our common stock with the SEC within two business days following such change. We have reviewed statements of beneficial ownership furnished to us and written representations made by our executive officers and directors. Based solely on this review, we believe that our officers and directors timely filed all reports they were required to file under Section 16(a) in 2005, except for David Harpole, Diane Ford, William F. Protz, Jr., Barbara Nick, Daniel Verbanac and Thomas Meinz who each filed one Form 4 late regarding one exempt transaction.

Equity Compensation Plan Information (as of December 31, 2005)

Plan Type/Plan Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)

Equity Compensation Plans Approved by Security Holders

1999 Employee Stock Option Plan	156,973	33.9913

WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan	1,287,282	41.7191

WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan (1)	371,520	54.8500	1,228,480

WPS Resources Corporation Deferred Compensation Plan	446,647		224,156

Equity Compensation Plans Not Approved by Security Holders

1999 Director's Stock Option Plan (2)	12,000	25.5000

TOTAL	2,274,422		1,452,636

(1)
The 2005 Incentive Compensation Plan was approved by shareholders at the May 19, 2005 annual meeting of shareholders. Therefore no further grants will be made under the 2001 Omnibus Incentive Compensation Plan.

(2)
Equity compensation plans not approved by security holders consist solely of the WPS Resources Corporation 1999 Non-Employee Directors Stock Option Plan, which provides stock options to directors at the discretion of the Board of Directors. The Board has not granted any stock options under this plan since 2000, and does not anticipate any further stock options will be issued under this plan. The plan provides that all exercises of options under this plan are to be completed through the use of treasury stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth cash and other compensation paid to or earned by each of the named executive officers of WPS Resources for the last three fiscal years. Named executive officers include the chief executive officer and the next four most highly compensated executive officers for 2005.

Long-Term Compensation

Annual Compensation					Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Title	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compen- sation
		($)(1)	($)	($)(2)	($)	(#)	($)(3)	($)(4)

Larry L. Weyers Director, Chairman, President and Chief Executive Officer WPS Resources Corporation	2005 2004 2003	625,000 600,000 544,817	890,485 777,060 409,465	56,759 30,078 38,880	0 0 0	121,705 111,607 97,015	823,018 1,161,681 1,058,688	35,078 25,669 27,837

Phillip M. Mikulsky Executive Vice President - Development WPS Resources Corporation	2005 2004 2003	335,000 312,171 285,087	285,458 278,753 124,104	27,775 14,719 19,026	0 0 0	32,455 37,388 32,032	299,044 424,403 302,625	21,697 18,121 18,399

Mark A. Radtke President WPS Energy Services, Inc.	2005 2004 2003	285,000 258,435 233,363	259,927 235,506 144,773	0 0 0	0 0 0	23,182 26,723 18,182	156,690 197,888 91,583	13,332 13,403 12,423

Daniel J. Verbanac Chief Operating Officer WPS Energy Services, Inc.	2005 2004 2003	245,000 231,750 194,707	248,119 232,329 255,110	0 0 0	0 0 0	14,450 15,313 13,451	103,525 164,366 76,049	13,014 13,037 12,197

Joseph P. O'Leary Senior Vice President and Chief Financial Officer WPS Resources Corporation	2005 2004 2003	290,000 261,862 234,778	182,272 158,016 98,428	0 0 0	0 0 0	23,955 23,304 17,371	147,803 234,603 120,936	13,024 7,717 2,065

(1)
In addition to base compensation, these amounts include elective deferred compensation invested in various investment options for each individual.

(2)
These amounts reflect above-market earnings on elective deferred compensation. Perquisites for the chief executive officer and the other named executive officers were less than $50,000 or 10 percent of the total of salary and bonus for the year and are not listed.

(3)
Performance shares of WPS Resources common stock awarded to each of the named executive officers are reported in the long-term incentive plan table presented later in this proxy report. On December 31, 2005, the closing price of WPS Resources common stock was $55.31. Based on this valuation, total performance shares held at year-end, exclusive of the awards which are reported in column (h) and which were paid out in February 2006, have a value of $2,380,708 for Larry L. Weyers, $729,871 for Phillip M. Mikulsky, $453,653 for Mark A. Radtke, $310,289 for Daniel J. Verbanac and $464,383 for Joseph P. O'Leary.

(4)
All other compensation reported in column (i) above is:

Name	Year	Contributions to Employee Stock Ownership Plan ($)	Life Insurance Premiums ($)	Above-Market Earnings on Mandatory Deferred Compensation ($)

Larry L. Weyers	2005	11,065	4,350	19,664

Phillip M. Mikulsky	2005	11,065	2,640	7,992

Mark A. Radtke	2005	11,065	2,267	0

Daniel J. Verbanac	2005	11,065	1,949	0

Joseph P. O'Leary	2005	10,686	2,339	0

Agreements with Named Executive Officers

Individual employment and severance agreements exist with each of the named executive officers. The agreements are intended to retain the services of these executive officers in the event of a change in control of WPS Resources. Each agreement entitles the executive officer to a continuation of salary and benefits for a maximum period of three years after a change in control. Each employment and severance agreement also provides a cash termination payment should there be a termination of the executive officer's employment after a change in control or in anticipation of a change in control. Generally, any such cash termination payment will not exceed the present value of 2.99 times the executive officer's average annual salary and annual bonuses for the five years immediately preceding a change in control. Larry L. Weyers and Phillip M. Mikulsky may receive cash termination payments, plus a tax gross up payment exceeding 2.99 times average annual salary, portions of which WPS Resources may not be able to deduct for income tax purposes. The cash termination payments replace all other severance payments to which the executive officer may be entitled under the existing severance agreements.

Option Grants to Named Executive Officers in Last Fiscal Year

Individual Grants

Name	Number of securities underlying options/SARs granted	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date	Grant date present value $
(a)	(b)	(c)	(d)	(e)	(f)

Larry L. Weyers	121,705	37.41%	$54.85	12/07/15	401,625

Phillip M. Mikulsky	32,455	9.98%	$54.85	12/07/15	107,102

Mark A. Radtke	23,182	7.13%	$54.85	12/07/15	76,501

Daniel J. Verbanac	14,450	4.44%	$54.85	12/07/15	47,685

Joseph P. O'Leary	23,955	7.36%	$54.85	12/07/15	79,050

All options reported above will vest at a rate of 25 percent per year beginning December 7, 2006 and ending December 7, 2009. On December 31, 2005, the closing price of WPS Resources common stock was $55.31. There were no stock appreciation rights granted to any employee in 2005.

The grant date present value in column (f) above is based on option values of $3.30 per option granted on December 7, 2005. This value was calculated using a closed-form binomial lattice model. For purposes of determining the value of these options, the following assumptions were made:

Annual dividend yield	4.29%
Volatility	12.02%
Risk free rate of return (Yield Curve)	1.50% to 4.50%
Time of exercise	6.25 years

The annual dividend yield assumption was based on actual dividends and stock prices of WPS Resources common stock over the prior 12-month period to determine an annualized 12-month yield. Volatility is based on the monthly price changes of WPS Resources common stock over the 36 months prior to the grant date. The risk free rate of return assumption employs a yield curve based on the yield of a 30-year treasury with a remaining term equal to the respective point in the option's life. The expected life of the option was calculated using the SEC "safe harbor" formula of full option term plus vesting divided by two.

Aggregated Options Exercised in Last Fiscal Year by Named Executive Officers and FY-End Option Values of Named Executive Officers

			Number of securities underlying unexercised options/SARs at fiscal year end (#)	Value of unexercised in-the-money options/SARs at fiscal year end(1) ($)

Name	Shares acquired on exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
(a)	(b)	(c)	(d)	(e)

Larry L. Weyers	0	0	311,636 / 278,674	5,368,785 / 1,601,398

Phillip M. Mikulsky	40,388	750,502	64,818 / 85,508	969,535 / 542,354

Mark A. Radtke	0	0	54,785 / 53,208	968,804 / 305,415

Daniel J. Verbanac	7,000	132,845	26,454 / 35,773	397,744 / 214,500

Joseph P. O'Leary	0	0	56,443 / 54,563	968,763 / 305,869

(1)
Amounts represent the excess fair market value of the underlying stock at year-end and the exercise price of each option. The year-end stock price was $55.31.

Performance Share (Long-Term Incentive Plan) Awards to Named Executive Officers

Long-Term Incentive Plans - Awards in Last Fiscal Year

			Estimated future payouts under non-stock price-based plans
Name	Number of shares, units or other rights (#)	Performance or other period until maturation or payout	Threshold #	Target #	Maximum #
(a)	(b)	(c)	(d)	(e)	(f)

Larry L. Weyers	16,974	3 Years	4,244	16,974	33,948

Phillip M. Mikulsky	4,526	3 Years	1,132	4,526	9,052

Mark A. Radtke	3,233	3 Years	808	3,233	6,466

Daniel J. Verbanac	2,015	3 Years	504	2,015	4,030

Joseph P. O'Leary	3,341	3 Years	835	3,341	6,682

Performance shares are issued under the WPS Resources 2005 Omnibus Incentive Compensation Plan. Under the Plan, the compensation committee sets performance goals, based on Total Shareholder Return ("TSR"), at the start of each three-year period. The compensation committee determines if the performance share awards are ultimately issued, and if so, how many, by comparing WPS Resources' total shareholder return with the shareholder return of a peer group of major publicly traded energy companies. The number of performance shares initially awarded individuals is based on market levels of incentive compensation and competitiveness of the total compensation package. Award levels are targeted to meet the median of the range of similar awards paid by comparable companies. To obtain a threshold payout requires a TSR peer group ranking at the 35th percentile. If TSR results are lower than the 35th percentile no payout is made. Target and maximum payouts are based on a TSR result at the 50th and 90th percentiles, respectively.

Pension Plans

The tables below show the lump sum retirement benefit payable to a covered participant for specified salary levels and years of service under the provisions of the Wisconsin Public Service Corporation Retirement Plan and the WPS Resources Corporation Pension Restoration and Supplemental Retirement Plan in effect January 1, 2006, assuming termination of employment on December 31, 2005:

Pension Plan Table
Lump Sum Retirement Benefits(1) at
January 1, 2006
For Years of Service Indicated
(for hires prior to January 1, 2001)

Final Average Pay(2)	15 Years	20 Years	25 Years	30 Years	35 Years
$300,000	$761,850	$962,100	$1,200,000	$1,425,000	$1,650,000
350,000	888,825	1,122,450	1,400,000	1,662,500	1,925,000
400,000	1,015,800	1,282,800	1,600,000	1,900,000	2,200,000
450,000	1,142,775	1,443,150	1,800,000	2,137,500	2,475,000
500,000	1,269,750	1,603,500	2,000,000	2,375,000	2,750,000
550,000	1,396,725	1,763,850	2,200,000	2,612,500	3,025,000
600,000	1,523,700	1,924,200	2,400,000	2,850,000	3,300,000
650,000	1,650,675	2,084,550	2,600,000	3,087,500	3,575,000
700,000	1,777,650	2,244,900	2,800,000	3,325,000	3,850,000
750,000	1,904,625	2,405,250	3,000,000	3,562,500	4,125,000
800,000	2,031,600	2,565,600	3,200,000	3,800,000	4,400,000
850,000	2,158,575	2,725,950	3,400,000	4,037,500	4,675,000
900,000	2,285,550	2,886,300	3,600,000	4,275,000	4,950,000
950,000	2,412,525	3,046,650	3,800,000	4,512,500	5,225,000
1,000,000	2,539,500	3,207,000	4,000,000	4,750,000	5,500,000
1,050,000	2,666,475	3,367,350	4,200,000	4,987,500	5,775,000
1,100,000	2,793,450	3,527,700	4,400,000	5,225,000	6,050,000
1,150,000	2,920,425	3,688,050	4,600,000	5,462,500	6,325,000
1,200,000	3,047,400	3,848,400	4,800,000	5,700,000	6,600,000
1,250,000	3,174,375	4,008,750	5,000,000	5,937,500	6,875,000
1,300,000	3,301,350	4,169,100	5,200,000	6,175,000	7,150,000
1,350,000	3,428,325	4,329,450	5,400,000	6,412,500	7,425,000
1,400,000	3,555,300	4,489,800	5,600,000	6,650,000	7,700,000
1,450,000	3,682,275	4,650,150	5,800,000	6,887,500	7,975,000
(1)
The Pension Plan provides a lump sum benefit, which may be converted into an actuarially equivalent annuity with monthly payments. The benefit is not subject to any deduction for Social Security or other offset.

(2)
"Final Average Pay" is the average of the last 60 months or the 5 highest calendar years' compensation within the 10-year period immediately proceeding the participant's termination of employment, whichever is greater.

Pension Plan Table
Lump Sum Retirement Benefits(1) at
January 1, 2006
For Years of Service Indicated
(for hires after December 31, 2000)

Final Average Pay(2)	15 Years	20 Years	25 Years	30 Years	35 Years
350,000	507,500	700,000	927,500	1,155,000	1,382,500
400,000	580,000	800,000	1,060,000	1,320,000	1,580,000
450,000	652,500	900,000	1,192,500	1,485,000	1,777,500
500,000	725,000	1,000,000	1,325,000	1,650,000	1,975,000
550,000	797,500	1,100,000	1,457,500	1,815,000	2,172,500
(1)
The pension plan provides a lump sum benefit, which may be converted into an actuarially equivalent annuity with monthly payments. The benefit is not subject to any deduction for Social Security or other offset.

(2)
"Final Average Pay" is the average of the last 60 months or the 5 highest calendar years' compensation within the 10-year period immediately proceeding the participant's termination of employment, whichever is greater.

Named executive officers' compensation for pension purposes differs from annual compensation reported in the Executive Compensation Summary Compensation Table. Pension compensation for the named executive officers is:

Name	2005 Pension Compensation	Years of Service

Larry L. Weyers	$1,406,868	20

Phillip M. Mikulsky	615,635	34

Mark A. Radtke	522,698	22

Daniel J. Verbanac	478,635	21

Joseph P. O'Leary	443,587	4

Annual benefits payable from the pension plan were subject to a maximum limitation of $170,000 for 2005 under the Internal Revenue Code. The amount of compensation considered for purposes of the pension benefit was limited to $210,000 for 2005 under the Internal Revenue Code. The pension restoration plan provides additional pension benefits for pension restoration plan participants to compensate for any loss of benefit payable under the pension plan caused by the maximum benefit limitation, compensation limitation or any salary deferral under the WPS Resources Corporation Deferred Compensation Plan. Retirement benefits presented in the pension plan tables include the pension restoration benefit.

The WPS Resources supplemental retirement plan provides supplemental monthly payments to its participants. Certain executive officers, including the Chief Executive Officer and each of the other named executive officers, participate in the supplemental retirement plan. Retirement benefits presented in the pension plan tables do not include benefits under the supplemental retirement plan.

Benefits under the supplemental retirement plan are payable if the participant retires or terminates employment after reaching age 55 and completing at least 10 years of credited service or 5 years in the event of termination following a change in control. An eligible participant with 15 or more years of credited service will receive a monthly benefit equal to 60 percent of the participant's "Final

Average Earnings," reduced by the monthly pension plan benefit and restoration plan benefit to which the participant is entitled or would be entitled had the participant elected an annuity form of payment. "Final Average Earnings" mean 1/36th of the base compensation and annual bonus paid to the participant during the month in which the participant's employment is terminated and the immediately preceding 35 months, or during the 3 calendar years immediately preceding the calendar year in which the participant's employment is terminated. If the participant has fewer than 15 years of credited service, the 60 percent target benefit percentage is reduced by 4 percent for each year by which the participant's years of credited service is less than 15 years.

Estimated annual benefits to be received by each of the named executive officers under the supplemental retirement plan based on current employment status are as follows:

Named Executive Officers	Estimated Annual Benefits

Larry L. Weyers	$431,126

Phillip M. Mikulsky	119,617

Mark A. Radtke	176,683

Daniel J. Verbanac	186,229

Joseph P. O'Leary	0

COMPENSATION COMMITTEE REPORT(1)

The compensation committee of the board of directors establishes and administers the executive compensation programs of WPS Resources and its subsidiaries. The committee consists of three independent members of the board of directors. The committee seeks to provide competitive levels of total compensation for WPS Resources' executives through a mix of base salary, annual short-term incentive pay, long-term incentives and other benefits. The committee believes that incentive pay in the form of "at risk compensation" is a key ingredient in motivating executive performance to maximize shareholder value and in aligning executive performance with company objectives and shareholder interests.

The compensation programs are further designed to:

  •
  Establish a connection between executive compensation and shareholder value, customer satisfaction and employer responsibility;

  •
  Attract, retain, motivate and develop a highly competent executive staff; and

  •
  Achieve a balance between fixed and variable pay, as well as between short-term and long-term incentives.

Executive Compensation

The executive compensation program consists of:

  •
  Annual base salary;

  •
  Annual short-term incentive compensation; and

  •
  Long-term incentives, consisting of stock options and performance share awards.

Pay levels are based on an analysis of the practices of comparable companies, conducted by a nationally recognized compensation consulting firm. The companies used in this analysis vary by component of pay, and are not the same as the peer companies used in the total shareholder return analysis used to set final performance share awards. Base salaries are determined based on the median of practices at energy industry companies.

Short-term and long-term incentive pay award levels are targeted at market median based on a blend of similarly sized energy service companies and general industry companies. Award ranges, as well as individual award levels, are established based on responsibility level and market competitiveness. Previously, incentive compensation had been provided pursuant to the 2001 Omnibus Incentive Compensation Plan. Beginning with 2005 awards incentive compensation is provided pursuant to the 2005 Omnibus Incentive Compensation Plan, which was approved by shareholders at the 2005 annual shareholders meeting.

The committee reserves the right to revise compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results, as well as its view of the appropriate balance between base salary, annual short-term incentive and long-term incentive compensation.

Base Salary

The committee, based on recommendations of the Chief Executive Officer and its evaluation of the market data and the performance of the incumbents granted pay increases in 2005 ranging from 4.1% to 8.0%, with the average pay increase equal to 5.8%. Taking into account these increases, base salary levels for the named executive officers are generally at the median of the market comparison companies.

Short-Term Incentive Compensation

For utility operations, short-term incentive compensation is targeted to the median of equally blended energy services and general industry data of similarly sized companies. For the non-utility businesses, short-term incentive compensation targets are determined by analyzing median competitive compensation data for similar positions and individual performance. The committee bases each participant's incentive on the attainment of some or all of the following performance goals:

  Operation Goals:

    •
    Customer satisfaction - compared to competitors,

    •
    System reliability - electric system outages and gas system responsiveness,

    •
    Safety - the number and severity of accidents,

    •
    Rate levels - a comparison of rates relative to competitors,

    •
    Employee diversity.

  Financial Goals:

    •
    Net income.

For the Chief Executive Officer and most executives, the operation goals were weighted at 25 percent and the financial goals were weighted at 75 percent. The board of directors believes it is important to establish performance targets and incentives that align executive compensation with long-term performance, promote value driven decision-making by executives and provide total compensation levels that are competitive in the market.

The named executive officers (other than the Chief Executive Officer) received incentives that were above target for 2005 performance. Overall, company performance results for 2005 were above target for two of three financial net income measures and seven of twelve non-financial operational measures. As a result, actual total cash compensation levels were above target, as previously defined.

Long-Term Incentive Compensation

In 2005, 34 percent of each executive's long-term incentive compensation was provided through stock options and 66 percent was provided through performance share awards. The committee determines if the performance share awards are ultimately issued, and if so, how many by comparing WPS Resources' total shareholder return with the shareholder return of a peer group of major publicly traded energy companies.

All option grants have strike prices equal to the fair market value of a share of WPS Resources common stock on the date the options are granted. One quarter of the options granted vest each year on the grant anniversary date. All options have a ten-year term from the date of the grant. The committee determined the sizes of the option grants after considering competitive median market data and individual performance.

Performance shares awarded are based on total shareholder return over a three-year period. At the end of the three-year period, the committee makes a relative comparison of WPS Resources' total shareholder return to the shareholder return on common stock of a long-term incentive peer group (made up of major publicly traded energy companies) selected by the committee for the three-year period, and determines the number (if any) of performance share awards to issue. The number of shares awarded individuals within the plan (at target) is based on market median levels of incentive compensation, competitiveness of the total compensation package and individual performance. A new three-year performance period starts annually.

For the performance period ending on December 31, 2005, WPS Resources total shareholder return ranked at the 58th percentile relative to the long-term incentive peer group, and participants (including the named executive officers) earned 120% of their target award under the terms of the plan.

Common Stock Ownership Guidelines

The committee continues to emphasize the importance of linking executive and shareholder interests by defining stock ownership guidelines for executives to further establish that link. The current target level for ownership of WPS Resources common stock by the Chief Executive Officer is three times base salary. The target level for all Presidents and Senior Vice Presidents is two times base salary. The target level for Vice Presidents is one times base salary and for Assistant Vice Presidents and other officers the target is one-half of base salary. All executives subject to the guidelines are expected to achieve the ownership target within five years from the date on which the executive became subject to the guidelines. Common stock beneficially held in an executive's employee stock ownership plan account, any other beneficially owned common stock, including that earned through incentive plan awards, and common stock equivalents earned through non-qualified deferred compensation programs are included in determining compliance with these guidelines. Shares that executives have the right to acquire through the exercise of stock options or performance shares for which incentive targets have not yet been met are not included in the calculation of stock ownership for guideline purposes until the options are exercised or attainment of the incentive targets are certified by the board of directors.

Chief Executive Officer Compensation and Evaluation

Mr. Weyers' annual base salary was $625,000 for 2005. In December 2005, Mr. Weyers was awarded an increase in his base salary to $675,000. After this increase, Mr. Weyers' base salary is 3.1% higher than the median of the peer group. The committee increased Mr. Weyers' base salary after reviewing the energy industry market data referenced previously, and after assessing the success of WPS Resources at meeting its financial and strategic objectives during 2005.

As noted above, short-term incentive compensation is targeted to the median of equally blended energy services data and general industry data of similar size companies as provided by the nationally recognized compensation consulting firm. Based on WPS Resources exceeding its net income and other targets, Mr. Weyers received a short-term incentive that was above the targeted level. As such, his total cash compensation was above the median of the peer group.

In December 2005, Mr. Weyers received 121,705 stock options and 16,974 performance shares, with a target set at the median level based on the long-term incentive peer group market data. The size of Mr. Weyers' stock option and performance share grants were determined based on the committee's assessment of competitive median market data, Mr. Weyers' individual performance and company performance as a whole. For the performance share cycle from 2003-2005, Mr. Weyers was granted a target of 12,965 performance shares. For the performance period ending on December 31, 2005, WPS Resources total shareholder return ranked at the 58th percentile relative to the long-term incentive peer group. Mr. Weyers earned 120% of his target award, or 15,558 shares.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to the Chief Executive Officer or other named executive officers to $1,000,000 unless certain requirements are met. Those requirements are:

  •
  The committee consists entirely of outside directors;

  •
  Compensation in excess of $1,000,000 must be based upon the attainment of performance goals approved by shareholders; and

  •
  The committee must certify the attainment of the applicable performance goals.

The committee intends to meet these requirements for compensation that may be paid in excess of $1,000,000; however, it may in appropriate cases make payments even if the compensation is nondeductible under Section 162(m). The committee does consist entirely of outside directors, the shareholders did approve the 2005 Omnibus Incentive Compensation Plan (under which short-term and long-term incentives are provided) at the 2005 annual meeting, and the committee will certify the attainment of the applicable performance goals to allow WPS Resources to comply with Internal Revenue Code requirements to deduct compensation in excess of $1,000,000.

John C. Meng - Chairperson
Richard A. Bemis
William F. Protz, Jr.

(1)
This report is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH(1)

The following graph presents a five-year comparison of:

  •
  WPS Resources' common stock cumulative total return,

  •
  Standard & Poor's ("S&P") 500 Index and

  •
  Edison Electric Institute ("EEI") 100 Index for the last five fiscal years.

Comparison of Five-Year Cumulative Total Return(2)

	2000	2001	2002	2003	2004	2005
WPS Resources	100	105	118	148	168	193
S&P 500 Index	100	88	69	88	98	103
EEI 100 Index	100	91	78	96	118	137

Assumes $100 invested on December 31, 2000 in WPS Resources Common Stock, S&P 500 Index and EEI 100 Index.

(1)
This performance graph is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

(2)
Total return assumes reinvestment of dividends.

AUDIT COMMITTEE REPORT(1)

The audit committee reviewed and discussed with management the audited financial statements of WPS Resources including disclosures under "Management Discussion and Analysis of Financial Condition and Results of Operation" as of and for the year ended December 31, 2005. In addition, we have discussed with Deloitte & Touche LLP, the independent registered public accounting firm for WPS Resources, the matters required by auditing standards of the Public Company Accounting Oversight Board and Rule 2-07, "Communication with Audit Committees" of Regulation S-X. The audit committee also reviewed and discussed with management and Deloitte & Touche LLP the assessment and audit of internal control over financial reporting.

The audit committee also received the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and discussed the firm's independence with respect to WPS Resources. We have also discussed with management of WPS Resources and Deloitte & Touche such other matters and received such assurances from them, as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the WPS Resources' board of directors the inclusion of the audited financial statements in the WPS Resources' annual report on Form 10-K for the year ended December 31, 2005.

Audit Committee

James L. Kemerling - Chairman
Albert J. Budney, Jr.
Ellen Carnahan
William F. Protz, Jr.

(1)
This report is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the 1934 Act, except to the extent specifically requested by WPS Resources or incorporated by reference in documents otherwise filed.

OTHER BUSINESS

At the time this proxy statement went to press, there were no shareholder proposals required to be included in this proxy or for consideration at our May 18, 2006 annual meeting. If any other matters are properly presented at the annual meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

Our officers, directors and employees may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. Banks, brokers, nominees and other fiduciaries may be reimbursed for reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from beneficial owners.

ANNUAL REPORTS

Our 2005 annual report (including financial statements and the report of our independent registered public accounting firm, Deloitte & Touche LLP) is enclosed with this proxy statement. As allowed under SEC rules, WPS Resources is delivering only one copy of the 2005 annual report and this proxy statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. Upon written or oral request, WPS Resources will promptly deliver a separate copy of the 2005 annual report and/or this proxy statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder and would like to request an additional copy of the 2005 annual report and/or this proxy statement now or with respect to future mailings (or to request to receive only one copy of the annual report and proxy statement if you are currently receiving multiple copies), please call (920) 433-1050 or write to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P. O. Box 19001, Green Bay, Wisconsin 54307-9001.

An annual report is filed with the SEC on Form 10-K. If you are a shareholder and would like to receive a copy of our 2005 Form 10-K, without exhibits, please write to Barth J. Wolf, Secretary and Manager - Legal Services, P. O. Box 19001, Green Bay, Wisconsin 54307-9001. You can also access the 2005 Form 10-K on the WPS Resources web site, www.wpsr.com under "Investor Information" then select "SEC Filings."

FUTURE SHAREHOLDER PROPOSALS

Under Rule 14a-8 of the Securities Exchange Act of 1934 shareholder proposals for WPS Resources' 2007 annual meeting of shareholders must be received no later than December 8, 2006, to be included in the 2007 proxy statement. WPS Resources By-laws allow additional shareholder proposals for the 2007 annual meeting to be accepted between January 27, 2007, and February 21, 2007. However, proposals received in this time frame may not be included in the proxy statement sent to shareholders. In addition, shareholder proposals received outside of this window will be submitted to shareholder vote at the sole discretion of WPS Resources. If WPS Resources chooses to present such proposal at the 2007 annual meeting, the persons named in proxies solicited by the board of directors of WPS Resources for its 2007 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Shareholder proposals received after February 21, 2007, will not be considered for submission to shareholders. Proposals should be submitted to Barth J. Wolf, Secretary and Manager - Legal Services, WPS Resources Corporation, P.O. Box 19001, Green Bay, Wisconsin 54307-9001.

WPS RESOURCES CORPORATION

BARTH J. WOLF Secretary and Manager - Legal Services

WPS RESOURCES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
for the Annual Meeting of Shareholders to be held on May 18, 2006

        The Shareholder(s) hereby appoints Larry L. Weyers and Barth J. Wolf as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated on the reverse side of this form, and to vote at their discretion upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 23, 2006, at the Annual Meeting of Shareholders to be held on May 18, 2006, at 10:00 a.m. CDT, or any adjournment or postponement thereof.

        Please indicate in the comments box below any topics you would like to have addressed as part of management's presentation at the Annual Meeting of Shareholders on May 18, 2006.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF SHAREHOLDERS OF

WPS RESOURCES CORPORATION

May 18, 2006

PROXY VOTING INSTRUCTIONS

INTERNET—Access "www.voteproxy.com' and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -	COMPANY NUMBER
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible

Electronic Distribution

        If you would like to receive future WPS Resources Corporation proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

\/ Please detach along perforated line and mail the envelope provided IF you are not voting via telephone or the Internet. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1.	Election of Directors for three-year terms or until their successors have been duly elected:			2.	Ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for WPS Resources and its subsidiaries for 2006.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	☐	Kathryn M. Hasselblad-Pascale
		☐	William F. Protz, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Larry W. Weyers	THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND PROPOSALS LISTED ABOVE.
☐	FOR ALL EXCEPT (See instructions below)
Please indicate in the comments box on the reverse side of this card any topics you would like to have addressed as part of management's presentation at the Annual Meeting of Shareholders on May 18, 2006.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐
					Please check this box if you plan to attend the Annual Shareholders Meeting.		☐
Number attending
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

QuickLinks

2006 ANNUAL MEETING OF SHAREHOLDERS PROXY STATEMENT TABLE OF CONTENTS
FREQUENTLY ASKED QUESTIONS
ELECTION OF DIRECTORS
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD COMMITTEES
AVAILABLE CORPORATE GOVERNANCE INFORMATION
BOARD COMPENSATION
OWNERSHIP OF VOTING SECURITIES
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT(1)
COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH(1)
Comparison of Five-Year Cumulative Total Return(2)
AUDIT COMMITTEE REPORT(1)
OTHER BUSINESS
ANNUAL REPORTS
FUTURE SHAREHOLDER PROPOSALS